UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 2005
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                           MANHATTAN SCIENTIFICS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-28411                  85-0460639
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 (State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

   405 Lexington Avenue, 32nd Floor, New York, New York             10174
   ----------------------------------------------------          ----------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:     (212) 551-0577
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Form 8-K and other reports filed by Manhattan Scientifics, Inc. (the
"Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 4.01 Changes in Registrant's Certifying Accountants.

     (a) Effective on January 26, 2005, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, Eisner LLP, resigned. Eisner LLP audited the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002. Eisner LLP's reports on these financial statements were modified as to uncertainty that the Company will continue as a going concern; other than this, Eisner LLP's reports on the financial statements for those fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     For the audited years ended December 31, 2002 and December 31, 2003, and during the year 2004 and 2005 prior to January 26, 2005 (the effective date of the resignation of Eisner LLP), there were no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports. In addition, the resignation of Eisner LLP was not caused by, or related to, any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports.

     (b) Effective on January 26, 2005, the firm of AJ. Robbins, PC was engaged to serve as the new principal accountant to audit the Company's financial statements. The decision to retain this accountant was approved by the Company's Board of Directors.

     Prior to engaging AJ. Robbins, PC, the Company had not consulted AJ. Robbins, PC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with AJ. Robbins, PC regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         16.1       Letter on Change in Certifying Accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MANHATTAN SCIENTIFICS, INC.
                                                 (Registrant)

Date       January 28, 2005

                                          By:  /s/ Marvin Maslow
                                               ------------------
                                          Name Marvin Maslow
                                          Title:  Chief Executive Officer



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Exhibit 16.1      LETTER ON CHANGE IN CERTIFYING ACCOUNTANT